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                                                                   EXHIBIT 10



                   FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT


          This Fifth Amendment to Revolving Credit Agreement (this "Amendment"), made as of the 12th of June, 1998, among LOT$OFF CORPORATION, 50-OFF TEXAS STORES, L.P., 50-OFF OPERATING COMPANY, AND 50-OFF MULTISTATE OPERATIONS, INC., as Borrowers (collectively, the "Borrowers"), and GENERAL ELECTRIC CAPITAL CORPORATION, as Lender (the "Lender"),

                                W I T N E S S E T H:

          WHEREAS, the Borrowers and the Lender are parties to that certain Revolving Credit Agreement dated as of June 16, 1997, as amended by that certain First Amendment to Revolving Credit Agreement dated as of August 28, 1997, by that certain Second Amendment to Revolving Credit Agreement dated as of December 22, 1997, by that certain Third Amendment to Revolving Credit Agreement dated as of February 15, 1998 and by that certain Fourth Amendment to Revolving Credit Agreement dated as of April 17, 1998 (as further amended, modified, restated or supplemented from time to time, the "Credit Agreement"); and

          WHEREAS, the Borrowers have requested that certain terms of the Credit Agreement be amended, and the Lender has agreed to the requested amendments on the terms and conditions set forth herein;

          NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree that all capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement, and further agree as follows:

          1.     AMENDMENT TO ARTICLE 1.     Article 1 of the Credit Agreement
is hereby amended by adding the following definition of "Fifth Amendment Date" in appropriate alphabetical order:

          "'FIFTH AMENDMENT DATE' shall mean June 12, 1998."

          2. Amendment to Section 5.1. Section 5.1 of the Credit Agreement is hereby amended by deleting subsection thereof in its entirety and by replacing such subsection with the following:

          "(c) Within thirty (30) days prior to the close of each Fiscal Year, the monthly projections of Parent's (on a consolidated basis with its Subsidiaries) balance sheet, income statement, cash flow statement, capital expenditures and depreciation for each Fiscal Period of Parent and its Subsidiaries for the current Fiscal Year, together with a certification of the Controller, Chief Accounting Officer or Chief Financial Officer of Parent stating that such projections have been approved by Parent's board of directors; provided, however, that Borrower Representative shall deliver such projections with respect to Fiscal Year 2000 within sixty (60) days prior to the close of Fiscal Year 1999."

          3. AMENDMENT TO SECTION 6.19. Section 6.19 of the Credit Agreement is hereby amended by deleting Section 6.19 thereof in its entirety and by replacing such section with the following:



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          "6.19  MINIMUM AVAILABILITY.  Borrowers shall maintain at all times after the Fifth Amendment Date, and demonstrate to Lender upon Lender's request that Borrowers have, Availability of not less than $500,000."

          4. AMENDMENTS TO ARTICLE 7. Article 7 of the Credit Agreement is hereby amended by deleting Sections 7.17, 7.18, 7.19, 7.20, 7.21 and 7.27 thereof in their entirety and replacing such sections, respectively, with the following:

          "7.17  CONSOLIDATED EBITDA.

          (A) Borrowers will not permit cumulative Consolidated EBITDA, calculated on a Fiscal Year-to-date basis for Fiscal Year 1999, for any period ending on the last day of any Fiscal Period set forth below to be less than the amount set forth opposite such Fiscal Period:

     Fiscal Period/year                     Amount
     ------------------                     ------
     May 1998                               ($3,200,000)
     June 1998                              ($3,800,000)
     July 1998                              ($4,400,000)
     August 1998                            ($4,800,000)
     September 1998                         ($5,400,000)
     October 1998                           ($5,800,000)
     November 1998                          ($6,000,000)
     December 1998                          ($5,100,000)
     January 1999                           ($5,900,000)

          7.18   [INTENTIONALLY OMITTED].

          7.19   [INTENTIONALLY OMITTED].

          7.20   [INTENTIONALLY OMITTED].

          7.21   MINIMUM CONSOLIDATED WORKING CAPITAL RATIO.
          Borrowers will not permit the Consolidated Working Capital Ratio on the last day of any Fiscal Period, (i) commencing with Fiscal Period May 1998 through Fiscal Period September 1998, to be less than 1.50 to 1.00,
     (ii) commencing with Fiscal Period October 1998 through Fiscal Period December 1998, to be less than 1.25 to 1.00 and (iii) commencing with Fiscal Period January 1999 and each Fiscal Period ended thereafter, to be less than 1.50 to 1.00.

          7.27 Covenant Revisions. On or before the end of Fiscal Year 1999, Borrowers and Lender shall agree to establish appropriate financial covenant levels (including but not limited to, setting a minimum consolidated EBITDA threshold for each Fiscal Period for Fiscal Year
     2000, in Section 7.17 of this Agreement) which levels shall be based upon the projections delivered to Lender pursuant to Section 5.1(c) hereof with respect to Fiscal Year 2000."

          5. WAIVERS. The Lender hereby waives (i) each Event of Default listed on Schedule 1 attached hereto and (ii) all of its rights and remedies under the Credit Agreement which may arise as a result of such Events of Default; provided, that the waivers expressly set forth herein shall not hinder, restrict or otherwise modify the rights and remedies of the Lender following the occurrence of any other Default or Event of Default under the Credit Agreement. Except for the waiver set forth in the immediately preceding sentence, the text of the Credit Agreement and the other Loan Documents shall remain in full force and effect, and the Lender hereby reserves the right to require strict compliance in the future with all terms and conditions of the Credit Agreement and the other Loan Documents.

          6.     NO OTHER AMENDMENT.   Except for the amendments expressly
set forth above, the text of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect. The Borrowers acknowledge and expressly agree that the Lender reserves the right to, and does in fact, require strict compliance with all terms and provisions of the Credit Agreement and the other Loan Documents.

          7. REPRESENTATIONS AND WARRANTIES. Each Borrower hereby represents and warrants in favor of the Lender as follows:

          (a) Such Borrower has the corporate power and authority (i) to enter into this Amendment and (ii) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it;

          (b) This Amendment has been duly authorized, validly executed and delivered by one or more authorized signatories of such Borrower, and constitutes the legal, valid and binding obligation of such Borrower, enforceable against it in accordance with its terms;

          (c) The execution and delivery of this Amendment and performance by such Borrower under the Credit Agreement, as amended hereby, do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over such Borrower which has not already been obtained, nor


                                          3
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     contravene or conflict with the charter documents of such Borrower, or the provision of any statute, judgment, order, indenture, instrument, agreement, or undertaking, to which such Borrower is party or by which any of its properties are or may become bound;

          (d) As of the date hereof, and after giving effect to this Amendment (i) no Default or Event of Default exists under the Credit Agreement or is caused by this Amendment, and (ii) to the best of the Borrowers' knowledge, each representation and warranty set forth in
     Article 4 of the Credit Agreement is true and correct in all material respects, except (x) to the extent previously fulfilled in accordance with the terms of the Credit Agreement, as amended hereby, or (y) to the extent relating specifically to the Closing Date.

          8.     CONDITIONS PRECEDENT TO EFFECTIVENESS.     This Amendment shall
become effective on the date that the Lender shall have received a duly executed original signature page to this Amendment from the Borrowers.

          9.     GOVERNING LAW.    This Amendment shall be governed by and
construed in accordance with the laws of the State of Georgia, without reference to the conflicts or choice of law principles thereof.

         10.     LOAN DOCUMENT.    This Amendment shall be deemed to be a
Loan Document for all purposes.

         11.    EXPENSES.    The Borrowers agree to pay all reasonable
expenses to the Lender incurred in connection with this Amendment, including, without limitation, all fees and expenses of counsel to the Lender.

         12.    COUNTERPARTS.     This Amendment may be executed by one or
more of the parties hereto on any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

                 [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]


          IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers or representatives to execute and deliver this Amendment as of the day and year first written above.

BORROWERS:                    LOT$OFF CORPORATION, a Delaware
                              corporation


                              By:  /s/ CHARLES J. FUHRMANN II
                                 -------------------------------------------
                                       Charles J. Fuhrmann II
                                       President


                              50-OFF MULTISTATE OPERATIONS, INC., a
                              Nevada corporation


                              By:  /s/ CHARLES J. FUHRMANN II
                                 -------------------------------------------
                                       Charles J. Fuhrmann II
                                       President


                              50-OFF OPERATING COMPANY, a Nevada
                              corporation


                              By:  /s/ CHARLES J. FUHRMANN II
                                 -------------------------------------------
                                       Charles J. Fuhrmann II
                                       President


                              50-OFF TEXAS STORES, L.P., a Texas
                              limited partnership

                              By:  50-OFF Texas Management, Inc.,
                                   a Nevada corporation,
                                   its managing general partner

                              By:  /s/ CHARLES J. FUHRMANN II
                                 -------------------------------------------
                                       Charles J. Fuhrmann II
                                       President


FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

LENDER:                       GENERAL ELECTRIC CAPITAL CORPORATION


                              By:  /s/ Timothy C. Huban
                                 -------------------------------------------
                              Its:    SENIOR VICE PRESIDENT OF GE CAPITAL
                                      COMMERCIAL FINANCE, INC., BEING DULY
                                      AUTHORIZED
                                  ------------------------------------------


FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT



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                              SCHEDULE 1

FOR THE FISCAL MONTH ENDED MAY 1, 1998

SECTION 6.19 AFFIRMATIVE COVENANTS-MINIMUM AVAILABILITY.
LOT$OFF Corporation's Availability has been less than $1,500,000 beginning on and since June 8, 1998.

SECTION 7.19 NEGATIVE COVENANTS-MINIMUM GROSS MARGIN.
LOT$OFF Corporation generated a Gross Margin of 28.57% for the trailing 6 months through May 1 versus a covenant minimum of 32.00%.